Exhibit 10.8



                    REAFFIRMATION AND RATIFICATION AGREEMENT
                    ----------------------------------------

June 30, 2006

Laurus Master Fund, Ltd.
c/o Laurus Capital Management LLC
825 Third Avenue
New York, New York 10022

Ladies and Gentlemen:

     Reference is made to (a) the Securities Purchase Agreement dated as of June 30, 2005 (as amended, restated, modified and/or supplemented from time to time, the "June 2005 SPA") by and between New Century Energy Corp., a Colorado corporation ("New Century"), and Laurus Master Fund, Ltd. ("Laurus"), (b) the Amended and Restated Secured Convertible Term Note effective as of June 30, 2005 made by New Century in favor of Laurus in the original principal amount of Fifteen Million Dollars ($15,000,000) (as amended, restated, modified and/or supplemented from time to time, the "June 2005 Term Note"), (c) the Subsidiary Guaranty dated as of June 30, 2005 (as amended, restated, modified and/or supplemented from time to time, the "June 2005 Guaranty") made by Century Resources, Inc., a Delaware corporation ("Century Resources"), in favor of Laurus, (d) the Master Security Agreement dated as of June 30, 2005 (as amended, restated, modified and/or supplemented from time to time, the "Master Security Agreement") among New Century, Century Resources and Laurus, (e) the Stock Pledge Agreement dated as of June 30, 2005 (as amended, restated, modified and/or supplemented from time to time, the "June 2005 Pledge Agreement") by and between New Century and Laurus, (f) the Related Agreements (as defined in the June 2005 SPA) (as amended, restated, modified and/or supplemented from time to time, the "June 2005 Related Agreements") (the June 2005 SPA, the June 2005 Term Note, the June 2005 Guaranty, the Master Security Agreement, the June 2005
Pledge Agreement and the June 2005 Related Agreements, each a "June 2005 Agreement" and collectively, the "June 2005 Agreements"), (g) the Securities Purchase Agreement dated as of September 19, 2005 (as amended, restated, modified and/or supplemented from time to time, the "September 2005 SPA"), (h) the Secured Term Note in the original principal amount of Nine Million Five Hundred Thousand Dollars ($9,500,000) (as amended, restated, modified and/or supplemented from time to time, the "September 2005 Term Note"), (i) each Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 19, 2005 made by New Century and Century Resources in favor of Laurus (as amended, restated, modified and/or supplemented from time to time, the "September 2005 Mortgages"), (j) the Related Agreements (as defined in the September 2005 SPA) (as amended, restated, modified and/or supplemented from time to time, the "September 2005 Related Agreements" and together with the September 2005 SPA, the September 2005 Term Note and the September 2005 Mortgages, each a "September 2005 Agreement" and collectively the "September 2005 Agreements"), (k) the Guaranty dated as of April 28, 2006 (as amended, restated, modified and/or supplemented from time to time, the "April 2006 Guaranty") made by NCEC and Century Resources in favor of Laurus, (l) the

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Stock  Pledge  Agreement  dated  as  of  April  28,  2006 (as amended, restated, modified and/or supplemented from time to time, the "April 2006 Pledge Agreement") by and between New Century and Laurus and (m) each Amended and Restated Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of April 26, 2006 made by New Century and Century Resources in favor of Laurus (as amended, restated, modified and/or supplemented from time to time, the "April 2006 Mortgages") (the April 2006 Guaranty, the April 2006 Pledge Agreement and the April 2006 Mortgages, each an "April 2006 Agreement" and collectively the "April 2006 Agreements").

     To induce Laurus to enter into the Securities Purchase Agreement dated as of the date hereof by and between Gulf Coast Oil Corporation ("Gulf Coast") and Laurus (as amended, restated, modified and/or supplemented from time to time, the "June 2006 SPA") and purchase from Gulf Coast a Secured Term Note in the aggregate principal amount of Five Million Dollars ($5,000,000) (as amended, restated, modified and/or supplemented from time to time, the "June 2006 Term Note"), each of the undersigned (including, without limitation, Gulf Coast), as applicable, hereby:

     (1) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of the June 2006 SPA and the Related Agreements (as defined in the June 2006 SPA, the "June 2006 Related Agreements") (the June 2006 SPA, the June 2006 Term Note and the June 2006 Related Agreements, each a "June 2006 Agreement" and collectively, the "June 2006 Agreements");

     (2) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the June 2005 Agreements, the September 2005 Agreements and the April 2006 Agreements to which it is a party are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of the June 2006 Agreements;

     (3) acknowledges, ratifies and confirms that the defined term "Obligations" under the June 2005 Guaranty, the Master Security Agreement, the September 2005 Mortgages, the April 2006 Guaranty and the April 2006 Mortgages and the defined term "Indebtedness" under the June 2005 Pledge Agreement and the April 2006 Pledge Agreement include, without limitation, all obligations and liabilities of Gulf Coast to Laurus under the June 2006 Agreements and all other obligations and liabilities of each of the undersigned to Laurus (including interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding), whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent (collectively, the "Obligations"); --

     (4) acknowledges and confirms that the occurrence of an Event of Default under any of the September 2005 Agreements, the June 2005 Agreements and/or the April 2006 Agreements shall constitute an Event of Default under the June 2006 Agreements and (ii) the occurrence of an Event of Default under any of the June 2006 Agreements shall constitute an Event of Default under the September 2005 Agreements, the June 2005 Agreements and the April 2006 Agreements;

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     (5)  represents  and  warrants  that  no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any of the September 2005 Agreements, the June 2005 Agreements or the April 2006 Agreements;

     (6) acknowledges, ratifies and confirms (i) the grant by each undersigned to Laurus of a security interest and lien in the assets of each undersigned as more specifically set forth in the June 2005 Agreements, the September 2005 Agreements, the April 2006 Agreements and the June 2006 Agreements, as applicable (the "Security Interest Grants") and (ii) that the Security Interest Grants secure all Obligations; and

     (7) releases, remises, acquits and forever discharges Laurus and Laurus' employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Reaffirmation and Ratification Agreement, the June 2005 Agreements, the September 2005 Agreements, the April 2006 Agreements and the June 2006 Agreements and any other document, instrument or agreement made by any of the undersigned in favor of Laurus.



                  [Remainder of Page Intentionally Left Blank]

     This agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                      Very truly yours,


                                      NEW CENTURY ENERGY CORP.


                                      By:/s/ Edward R. DeStefano
                                        -------------------------------------
                                      Name: Edward R. DeStefano
                                           ----------------------------------
                                      Title: President & CEO
                                            ---------------------------------
                                      Address:     5851 San Felipe, Suite 775
                                                   Houston, TX 77057


                                      CENTURY RESOURCES, INC.


                                      By: /s/ Edward R. DeStefano
                                         ------------------------------------
                                      Name: Edward R. DeStefano
                                           ----------------------------------
                                      Title: President & CEO
                                            ---------------------------------
                                      Address:     5851 San Felipe, Suite 775
                                                   Houston, TX 77057

ACCEPTED AND AGREED TO:

LAURUS MASTER FUND, LTD.

By: /s/ Eugene Grin
   -----------------------------
Name: Eugene Grin
     ---------------------------
Title: Director
      --------------------------

GULF COAST OIL CORPORATION

By: /s/ Edward R. DeStefano
   ----------------------------
Name: Edward R. DeStefano
     --------------------------
Title: President & CEO
      -------------------------

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